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                                                                   EXHIBIT 10.40


                            MCAFEE ASSOCIATES, INC.

                           1995 STOCK INCENTIVE PLAN
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                                TABLE OF CONTENTS

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         ARTICLE 1.  ESTABLISHMENT, PURPOSE AND TERM OF PLAN

                  1.1      Establishment....................................................................      1
                  1.2      Purpose..........................................................................      1
                  1.3      Term of Plan.....................................................................      1

         ARTICLE 2.  DEFINITIONS AND CONSTRUCTION

                  2.1      Definitions......................................................................      1
                  2.2      Construction.....................................................................      4

         ARTICLE 3.  ADMINISTRATION AND ELIGIBILITY

                  3.1      Administration by the Board......................................................      4
                  3.2      Powers of the Board..............................................................      4
                  3.3      Disinterested Administration.....................................................      5
                  3.4      Committee Complying with Section 162(m)..........................................      6
                  3.5      Eligibility......................................................................      6

         ARTICLE 4.  SHARES SUBJECT TO PLAN

                  4.1      Maximum Number of Shares Issuable................................................      6
                  4.2      Adjustments for Changes in Capital Structure.....................................      6

         ARTICLE 5.  STOCK OPTIONS

                  5.1      Limitations on Options...........................................................      7
                  5.2      Terms and Conditions of Options..................................................      8
                  5.3      Standard Forms of Stock Option Agreement.........................................     10
                  5.4      Nontransferability of Options....................................................     10

         ARTICLE 6.  PERFORMANCE AWARDS

                  6.1      Performance Awards Authorized....................................................     10
                  6.2      Terms and Conditions of Performance Awards.......................................     11
                  6.3      Standard Form of Performance Award Agreement; Authority to
                           Vary Terms.......................................................................     14
                  6.4      Nontransferability of Performance Awards.........................................     14

         ARTICLE 7.  RESTRICTED STOCK AWARDS

                  7.1      Terms and Conditions of Restricted Stock Awards..................................     14
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                  7.2      Standard Form of Restricted Stock Agreement; Authority to Vary
                           Terms............................................................................     15
                  7.3      Nontransferability of Restricted Stock Awards....................................     15

         ARTICLE 8.  GENERAL PROVISIONS

                  8.1      Transfer of Control..............................................................     15
                  8.2      Dividends and Other Distributions................................................     17
                  8.3      Provision of Information.........................................................     18
                  8.4      Indemnification..................................................................     18
                  8.5      Unfunded Obligation..............................................................     18
                  8.6      Termination or Amendment of Plan.................................................     19
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                             MCAFEE ASSOCIATES, INC.

                            1995 STOCK INCENTIVE PLAN

               ARTICLE 1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN

         1.1 ESTABLISHMENT. The McAfee Associates, Inc. 1995 Stock Incentive Plan (the "PLAN") is hereby established effective as of April 14, 1995 (the "EFFECTIVE DATE"). The Plan amends and restates in its entirety the McAfee Associates, Inc. 1992 Stock Option Plan.

         1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

         1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options and Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the Effective Date. Notwithstanding the foregoing, if the maximum number of shares of Stock issuable pursuant to the Plan as provided in Section 4.1 has been amended at any time, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (a) the latest date on which any amendment of the maximum number of shares of Stock issuable under the Plan was approved by the stockholders of the Company or (b) the date such amendment was adopted by the Board.

                     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

         2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "AWARD" means a Performance Award or Restricted Stock granted pursuant to the terms of the Plan.

                  (b) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

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                  (d)      "COMMITTEE" means the Compensation Committee or other
committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (e) "COMPANY" means McAfee Associates, Inc., a Delaware corporation, or any successor corporation thereto.

                  (f) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                  (g) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                  (h) "DIVIDEND EQUIVALENT" means an amount equal to any cash dividend or other cash distribution actually paid by the Company with respect to a share of Stock.

                  (i) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose.

                  (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (k) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                  (l) "INSIDER" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                  (m) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either (i) an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an "INCENTIVE STOCK OPTION" within the meaning of Section 422(b) of the Code or (ii) a "NONSTATUTORY STOCK OPTION" which is not intended to be (as set forth in the Option Agreement), or which does not qualify as, an Incentive Stock Option.


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                  (n)      "OPTIONEE" means a person who has been granted one or
more Options.

                  (o) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

                  (p) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                  (q) "PARTICIPANT" means a person who has been granted one or more Awards.

                  (r) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                  (s) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                  (t) "PERFORMANCE AWARD" means Performance-Based Restricted Stock, Performance Shares, or Performance Units as such terms are defined in Section 6.1.

                  (u) "PERFORMANCE AWARD AGREEMENT" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Performance Award granted to the Participant.

                  (v) "PERFORMANCE GOAL" means a threshold level of performance established by the Board with respect to a Performance Measure.

                  (w) "PERFORMANCE MEASURE" means a measure of business performance, as described in Section 6.2(b).

                  (x) "PERFORMANCE PERIOD" means a period of three (3) consecutive fiscal years of the Company, or such other number of consecutive fiscal years of the Company (but not less than one (1)) as the Board shall establish, at the end of which the attainment of the Performance Goals is determined. Performance Periods for different Performance Awards, including Performance Awards made to the same Participant, need not be consecutive.

                  (y) "RESTRICTED STOCK AWARD" or "RESTRICTED STOCK" means shares of Stock awarded pursuant to the terms and conditions of Article 7.

                  (z) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Restricted Stock Award granted to a Participant.


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                  (aa)     "RULE 16b-3" means Rule 16b-3 as promulgated under
the Exchange Act, as amended from time to time, or any successor rule or regulation.

                  (ab) "SECTION 162(m)" means Section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66).

                  (ac) "STOCK" means the common stock, par value $0.01, of the Company, as adjusted from time to time in accordance with Section 4.2.

                  (ad) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  (ae) "TEN PERCENT OWNER OPTIONEE" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

         2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular. Use of the term "or" is intended to include the conjunctive as well as the disjunctive.

                    ARTICLE 3. ADMINISTRATION AND ELIGIBILITY

         3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option or Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option or Award. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

         3.2 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                  (a) to determine the persons to whom, and the time or times at which, Options or Awards shall be granted and the number of shares of Stock to be subject to each Option, the number of shares of Stock or units to be subject to each Award and the value of a unit;

                  (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;


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                  (c)      to determine the Fair Market Value of shares of stock
or other property;

                  (d) to determine the terms and conditions of each Option and Award (which need not be identical), including, without limitation, the exercise price of the Option, the method of payment for shares purchased upon the exercise of the Option, the method for satisfaction of any tax withholding obligation arising in connection with the Option or Award, including by the withholding or delivery of shares of stock, the timing and terms of the exercisability or vesting of the Option or Award, the Performance Goals and other conditions, if any, for the settlement of any Performance Award and whether such Performance Goals and conditions have been satisfied, the time of the expiration of the Option or Award, the effect of the Optionee's termination of employment or service with the Participating Company Group, and all other terms and conditions of the Option or Award not inconsistent with the terms of the Plan;

                  (e) to determine whether a Performance Award shall be settled in shares of Stock, in cash, or in any combination thereof;

                  (f) to approve one or more forms of Option Agreement, Performance Award Agreement or Restricted Stock Agreement;

                  (g) to amend, modify, extend, or renew, or grant a new Option or Award in substitution for, any Option or Award or to waive any restrictions or conditions applicable to any Option or Award or any shares acquired upon the exercise thereof;

                  (h) to accelerate, continue, extend or defer the exercisability or vesting of any Option or Award or any shares acquired upon the exercise or settlement thereof, including with respect to the period following an Optionee's termination of employment or service with the Participating Company Group;

                  (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                  (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement, Performance Award Agreement, or Restricted Stock Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option or Award as the Board may deem advisable to the extent consistent with the Plan and applicable law.

         3.3 DISINTERESTED ADMINISTRATION. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered by the


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Board in compliance with the "disinterested administration" requirements of Rule
16b-3.

         3.4 COMMITTEE COMPLYING WITH SECTION 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option or Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

         3.5 ELIGIBILITY. Options and Awards may be granted only to Employees and Consultants. For purposes of the foregoing sentence, "Employees" shall include prospective Employees to whom Options or Awards are granted in connection with written offers of employment with the Participating Company Group, and "Consultants" shall include prospective Consultants to whom Options or Awards are granted in connection with written offers of engagement with the Participating Company Group. Eligible persons may be granted more than one (1) Option or Award.

                        ARTICLE 4. SHARES SUBJECT TO PLAN

         4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Six Million Nine Hundred Thousand (6,900,000) and shall consist of authorized but unissued shares or treasury shares of Stock or a combination thereof. In the event that (a) any outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company or (b) any Award granted under the Plan denominated in shares of Stock for any reason expires or is canceled, terminated, or paid in cash, or shares of Stock subject to forfeiture are forfeited to the Company, the shares allocable to the unexercised portion of such Option or to such Award, or such repurchased or forfeited shares, as the case may be, shall again be available for issuance under the Plan.

         4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and Awards (other than Performance Units as defined in Section 6.1), in the Section 162(m) Grant Limit set forth in
Section 5.1(b), in the Maximum Share Award Limit set forth in Section 6.2(e), and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options and Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control (as defined in Section 8.1) shares of another corporation (the "NEW SHARES"),


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the Board may unilaterally amend the outstanding Options and Awards to provide that such Options are exercisable for New Shares and that such Awards may be settled in New Shares, as the case may be. In the event of any such amendment, the number of shares subject to and the exercise price of the outstanding Options and the number of shares subject to the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

                            ARTICLE 5. STOCK OPTIONS

         5.1      LIMITATIONS ON OPTIONS.

                  (a) OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the date an Option is granted to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 5.2(a).

                  (b) SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than Seven Hundred Fifty Thousand (750,000) shares (the "SECTION 162(m) GRANT LIMIT").

                  (c) FAIR MARKET VALUE LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of stock with respect to which Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Company Group, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. This Section 5.1(c) shall be applied by taking Incentive Stock Options into account in the order in which they were granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.1(c), such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.1(c), the Optionee may designate which portion of such Option the Optionee is exercising and may request that separate certificates representing each such portion be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.


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         5.2 TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by
Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the date the Option is granted, (ii) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the date the Option is granted, and (iii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) of the Code.

                  (b) EXERCISE PERIOD. Options shall be exercisable at such time or times and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted, (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted, and (iii) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service with a Participating Company.

                  (c) PAYMENT OF EXERCISE PRICE.

                           (i)      FORMS OF PAYMENT AUTHORIZED.  Except as
otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (1) in cash, by check, or cash equivalent, (2) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (3) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "SAME-DAY SALE"), (4) by the Optionee's promissory note in a form approved by the Company, (5) by such other consideration as may be approved by the Board from


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time to time to the extent permitted by applicable law, or (6) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in
Section 5.3, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                           (ii)     TENDER OF STOCK.  Notwithstanding the
foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                           (iii)    SAME-DAY SALE.  The Company reserves, at
any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Same-Day Sale.

                           (iv)     PAYMENT BY PROMISSORY NOTE.  No promissory
note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                  (d) TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option. Alternatively, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding or otherwise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied.


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         5.3 STANDARD FORMS OF STOCK OPTION AGREEMENT.

                  (a) INCENTIVE STOCK OPTIONS. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement adopted by the Board, as amended from time to time, and designated as the standard form of Incentive Stock Option Agreement for use under the Plan.

                  (b) NONSTATUTORY STOCK OPTIONS. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement adopted by the Board, as amended from time to time, and designated as the standard form of Nonstatutory Stock Option Agreement for use under the Plan.

                  (c) STANDARD TERM FOR OPTIONS.  Except as provided in
Section 5.2(b) or by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

                  (d) AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 5.3 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee upon the exercise of an Option in the event such Optionee's employment or service with the Participating Company Group is terminated for any reason, with or without cause.

         5.4 NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

                          ARTICLE 6. PERFORMANCE AWARDS

         6.1 PERFORMANCE AWARDS AUTHORIZED. The Board, in its sole discretion may grant Performance Awards which are Performance-Based Restricted Stock, Performance Shares or Performance Units, as defined below.

                  (a) "PERFORMANCE-BASED RESTRICTED STOCK" shall mean shares of Stock awarded to a Participant which, in accordance with the terms of a Performance

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Award Agreement, are subject to forfeiture in full or in part or with respect to which additional shares of Stock may be issued on the basis of the attainment of one or more Performance Goals within a Performance Period. Shares of Performance-Based Restricted Stock shall be evidenced in such manner as the Board may deem appropriate, including by book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Performance-Based Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Board may require that such certificates be held in the custody of the Company or other escrow agent until the restrictions thereon lapse.

                  (b) "PERFORMANCE SHARES" shall mean bookkeeping units, denominated in shares of Stock, awarded to a Participant which, in accordance the terms of a Performance Award Agreement, are subject to forfeiture in full or in part or with respect to which additional shares of Stock may be issued on the basis of the attainment of one or more Performance Goals within a Performance Period.

                  (c) "PERFORMANCE UNITS" shall mean bookkeeping units, denominated in dollar amounts, awarded to a Participant which, in accordance with the terms of a Performance Award Agreement, are subject to forfeiture in full or in part or with respect to which the dollar value of additional such units may be paid on the basis of the attainment of one or more Performance Goals within a Performance Period.

         6.2 TERMS AND CONDITIONS OF PERFORMANCE AWARDS. Performance Awards shall be evidenced by Performance Award Agreements, in such form as the Board shall from time to time establish, specifying the number of shares of Stock or units covered thereby, and the number of shares of Stock or dollar value, as the case may be, represented by a unit, the Performance Goals and Performance Period established by the Board, and the other terms, conditions and restrictions of the Performance Award, and which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  (a) PERFORMANCE GOALS AND PERFORMANCE PERIOD. The Board, in its sole discretion, shall establish the Performance Period applicable to each Performance Award. Prior to the commencement of the applicable Performance Period, or such later date as may be permitted with respect to "performance-based compensation" under Section 162(m), the Board shall select one or more of the Performance Measures, as set forth below, and establish with respect to such Performance Measures one or more Performance Goals which, when measured at the end of the Performance Period, shall determine the number of shares of Stock, if any, which shall become nonforfeitable or issuable with respect to such Performance Award or the dollar amount, if any, payable with respect to such Performance Award.

                  (b) PERFORMANCE MEASURES. A "PERFORMANCE MEASURE" shall mean a measure of business performance, as set forth below. Such Performance Measures shall have the same meaning as used in the Company's financial statements, or if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. As used in connection with a Performance Award, Performance Measures may be absolute or relative to a standard selected by the Board. Performance Measures shall be calculated with respect to the Company and each Parent Corporation and Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit thereof as may be selected by the Board. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated before the effect of changes in accounting standards, restructuring charges and similar extraordinary items, determined according to criteria established by the Board, occurring after the establishment of the Performance Goals applicable to a Performance Award. Performance Measures may be one or more of the following:

                           (i)      bookings,

                           (ii)     revenue,

                           (iii)    operating income,

                           (iv)     pre-tax profit,

                           (v)      net income,

                           (vi)     gross margin,

                           (vii)    operating margin,

                           (viii)   earnings per share,

                           (ix)     return on stockholder equity,

                           (x)      return on capital,

                           (xi)     return on assets, and

                           (xii)    cash flow.

                  (c) NO MONETARY PAYMENT. The Board shall not require a Participant to make any monetary payment (other than applicable tax withholding) as a condition of receiving a Performance Award. Therefore, for purposes of Rule 16b-3(a)(1) with respect to any Performance Award, the "price at which securities may be offered" shall be zero (0) dollars.

                  (d) SETTLEMENT OF PERFORMANCE AWARDS. As soon as practicable following the completion of the Performance Period for each Performance Award, the Board shall certify in writing the extent to which the Performance Goals have been attained and the number of shares of Stock, if any, which shall be nonforfeitable or issued, or the dollar amount, if any, earned upon settlement of the Performance Award in accordance with its terms. The Board, in its sole discretion, may elect to pay the Performance Shares or Performance Units earned in shares of Stock, cash or any combination thereof. Payment of Performance Shares in cash or payment of Performance Units in shares of Stock shall be based on the Fair Market Value of a share of Stock. The Company shall promptly notify the Participant of the determination of the Board and deliver to the Participant the appropriate cash payment or shares of Stock, subject to satisfaction of the Participating Company Group's tax withholding obligations, if any, and subject to any additional conditions or restrictions on such shares of Stock as set forth in the Performance Award Agreement. The Board shall have no discretion to increase the number of shares of Stock nonforfeitable or issuable or the dollar amount payable upon settlement of a Performance Award in excess of the amount called for by the terms of such Award with respect to the degree of attainment of the Performance Goals as certified by the Board.

                  (e) MAXIMUM PERFORMANCE AWARDS. Subject to adjustment as provided in Section 4.2, no Participant may be granted Performance-Based Restricted Stock or Performance Shares which could result in such Participant receiving more than One Hundred Fifty Thousand (150,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award (the "MAXIMUM SHARE AWARD LIMIT") or Performance Units which could result in such Participant receiving more than One Million dollars ($1,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

                  (f) DISCRETION TO REDUCE PERFORMANCE AWARDS. Notwithstanding the attainment of any Performance Goal, if provided in the Performance Award Agreement evidencing a Performance Award, the Board shall have the discretion, on the basis of such criteria as may be established by the Board, to reduce some or all of a Performance Award that would otherwise be paid or become nonforfeitable.

                  (g) TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the payment of any Performance Award, including by withholding shares of Stock which have become nonforfeitable or issuable thereunder, the federal, state, local or foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such payment. Alternatively, in its sole discretion, the Company shall have the right to require the Participant, through payroll withholding or otherwise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with such Performance Award. The Company shall have no obligation to deliver cash or shares of Stock in payment of a Performance Award or to release shares of Stock from an escrow established pursuant to the Performance Award Agreement until the Participating Company Group's tax withholding obligations have been satisfied.

                  (h) VOTING RIGHTS. A Participant issued shares of Stock pursuant to an award of Performance-Based Restricted Stock shall be entitled to vote such shares. A Participant awarded Performance Shares shall not be entitled to vote any shares of Stock represented by such Performance Shares until the date of issuance of shares of Stock upon settlement of such Award.

         6.3 STANDARD FORM OF PERFORMANCE AWARD AGREEMENT; AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to approve one or more standard forms of Performance Award Agreement and to vary the terms of any such standard forms of Performance Award Agreement either in connection with the grant or amendment of an individual Performance Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended Performance Award Agreements shall be in accordance with the terms of the Plan.

         6.4 NONTRANSFERABILITY OF PERFORMANCE AWARDS. During the lifetime of the Participant, all rights with respect to a Performance Award shall be exercisable only by the Participant. Prior to the settlement and termination of all restrictions with respect to a Performance Award as provided in Section 6.2(d), neither the Performance Award nor any rights or interests therein may be assigned or transferred in any manner except by will or by the laws of descent and distribution.

                       ARTICLE 7. RESTRICTED STOCK AWARDS

         7.1 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS. The Board may from time to time grant Restricted Stock Awards. Restricted Stock Awards shall be evidenced by Restricted Stock Agreements, in such form as the Board shall from time to time establish, specifying the number of shares of Stock covered thereby and the other terms, conditions and restrictions of the Restricted Stock Award, and which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  (a) NO MONETARY PAYMENT. The Board shall not require a Participant to make any monetary payment (other than applicable tax withholding) as a condition of receiving a Restricted Stock Award. Therefore, for purposes of Rule 16b-3(a)(1) the "price at which securities may be offered" shall be zero
(0) dollars.

                  (b) CERTIFICATES. Shares of Restricted Stock shall be evidenced in such manner as the Board may deem appropriate, including by book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Board may require that such certificates be held in the custody of the Company or other escrow agent until the restrictions thereon lapse.

                  (c) TAX WITHHOLDING. The Company shall have the right, but not the obligation, to apply any shares of Stock issued pursuant to a Restricted Stock Award as to which all restrictions on transfer have lapsed to satisfy the federal, state, local or foreign taxes, if any, required by law to be withheld with respect to such shares. Alternatively, in its sole discretion, the Company shall have the right to require the Participant, through payroll withholding or otherwise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with a Restricted Stock Award. The Company shall have no obligation to deliver shares of Restricted Stock or to release such shares of Stock from an escrow established pursuant to the Restricted Stock Agreement until the Participating Company Group's tax withholding obligations have been satisfied.

                  (d) VOTING RIGHTS. A Participant issued shares of Stock pursuant to a Restricted Stock Award shall be entitled to vote such shares.

         7.2 STANDARD FORM OF RESTRICTED STOCK AGREEMENT; AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to approve one or more standard forms of Restricted Stock Agreement and to vary the terms of any such standard forms of Restricted Stock Agreement either in connection with the grant or amendment of an individual Restricted Stock Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended Restricted Stock Agreements shall be in accordance with the terms of the Plan.

         7.3 NONTRANSFERABILITY OF RESTRICTED STOCK AWARDS. During the lifetime of the Participant, all rights with respect to a Restricted Stock Award shall be exercisable only by the Participant. Prior to the lapse of all restrictions with respect to a Restricted Stock Award, neither the Restricted Stock Award nor any rights or interests therein may be assigned or transferred in any manner except by will or by the laws of descent and distribution.

                          ARTICLE 8. GENERAL PROVISIONS

         8.1 TRANSFER OF CONTROL.

                  (a) DEFINITION. A "TRANSFER OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

                           (i)      the direct or indirect sale or exchange by
the stockholders of the Company of all or substantially all of the voting stock of the Company wherein the stockholders of the Company immediately before such sale or exchange do not retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which, as a result of such sale or exchange, owns the Company either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Company immediately after such sale or exchange;

                           (ii)     a merger or consolidation wherein the
stockholders of the Company immediately before such merger or consolidation do not retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which, as a result of such merger or consolidation, owns the Company either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Company immediately after such merger or consolidation;

                           (iii)    the sale, exchange, or transfer of all or
substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more corporations (the "TRANSFEREE CORPORATION(S)") wherein the stockholders of the Company immediately before such sale, exchange, or transfer retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which owns the Transferee Corporation(s) either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Transferee Corporation(s) immediately after such event); or

                           (iv)     a liquidation or dissolution of the Company.

                  (b) EFFECT ON OPTIONS. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), shall either assume the Company's rights and obligations under outstanding Options or substitute substantially equivalent options for the Acquiring Corporation's stock for outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control, and the Company shall provide each Optionee holding an outstanding Option with at least ten (10) days advance written notice of the pending Transfer of Control prior to the consummation thereof. Notwithstanding the foregoing, the Board may, in its sole discretion, provide in Option Agreements evidencing one or more Options that such Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control notwithstanding that the Acquiring Corporation has agreed to assume or substitute substantially equivalent options for the Acquiring Corporation's stock for such outstanding Options. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.1(b) shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the

Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. If the corporation the stock of which is subject to the outstanding Options immediately prior to a Transfer of Control described in Section 8.1(a)(i) is the surviving or continuing corporation, the outstanding Options shall be deemed to have been assumed by the Acquiring Corporation for purposes of this Section 8.1(b).

                  (c) EFFECT ON PERFORMANCE AWARDS. In the event of a Transfer of Control, each Participant granted a Performance Award for a Performance Period that will not be completed as of the date of the Transfer of Control shall be deemed to have earned and shall receive no later than the day prior to the date of the Transfer of Control, free of any transfer restrictions thereon, payment of the Performance Award in an amount equal to the product of (i) the target amount that may be earned in accordance with the terms of the Performance Award Agreement evidencing such Performance Award and (ii) a fraction, the numerator of which is the number of days that have elapsed since the beginning of such Performance Period to the date of the Transfer of Control, and the denominator of which is the total number of days in such Performance Period. Any Performance Award payment that was permissible solely by reason of this Section 8.1(c) shall be conditioned upon the consummation of the Transfer of Control. Notwithstanding the foregoing, if the Board determines that all or any portion of the payment to be made to the Participant pursuant to this Section 8.1(c) shall be made in cash, such cash payment shall be made no later than thirty (30) days following the date of the Transfer of Control.

                  (d) EFFECT ON RESTRICTED STOCK AWARD. In the event of a Transfer of Control, any restrictions to which the outstanding Restricted Stock Awards remain subject shall terminate and such Restricted Stock shall become fully vested as of the day prior to the date of the Transfer of Control. The termination of any restrictions with respect to a Restricted Stock Award that was permissible solely by reason of this Section 8.1(d) shall be conditioned upon the consummation of the Transfer of Control.

         8.2 DIVIDENDS AND OTHER DISTRIBUTIONS. Except as provided in this
Section 8.2 and in Section 4.2, no Optionee or Participant shall be entitled to dividends or other distributions (collectively, "DIVIDENDS") with respect to shares of Stock for which the record date is prior to the date such shares are issued.

                  (a) OPTIONS, PERFORMANCE-BASED RESTRICTED STOCK AND RESTRICTED STOCK. With respect to shares of Stock issued pursuant to the exercise of Options or the award of Performance-Based Restricted Stock or Restricted Stock, the Board may, in its sole discretion, provide either for the current payment of Dividends or the accumulation and payment of Dividends to the extent that such shares become nonforfeitable.

                  (b) PERFORMANCE SHARES. With respect to Performance Shares, the Board may, in its sole discretion, provide that Dividend Equivalents shall not be paid or provide either for the current payment of Dividend Equivalents or the accumulation and payment of Dividend Equivalents to the extent that the Performance shares become nonforfeitable.

                  (c) PERFORMANCE UNITS. Dividend Equivalents shall not be paid with respect to Performance Units.

         8.3 PROVISION OF INFORMATION. Each Optionee and Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

         8.4 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         8.5 UNFUNDED OBLIGATION. Any amounts payable to Participants pursuant to the Plan are unfunded obligations. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Board or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

         8.6 TERMINATION OR AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c) no expansion in the class of persons eligible to receive Nonstatutory Stock Options or Awards. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or Award, or any unexercised portion thereof, without the consent of the Optionee or Participant, as the case may be, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or unless such termination or amendment otherwise is necessary to comply with any applicable law or government regulation.

                                STANDARD FORM OF

                            MCAFEE ASSOCIATES, INC.

                      NONSTATUTORY STOCK OPTIION AGREEMENT

                             MCAFEE ASSOCIATES, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT


         THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of______________,19___ by and between McAfee Associates, Inc. and__________________________(the "OPTIONEE").

         The Company has granted to the Optionee an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.       DEFINITIONS AND CONSTRUCTION.

                  1.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                           (a)      "DATE OF OPTION GRANT" means_______________.

                           (b)      "NUMBER OF OPTION SHARES" means____________
shares of Stock, as adjusted from time to time pursuant to Section 9.

                           (c)      "EXERCISE PRICE" means $___________per share
of Stock, as adjusted from time to time pursuant to Section 9.

                           (d)      "INITIAL EXERCISE DATE" means the Initial
Vesting Date.

                           (e)      "INITIAL VESTING DATE" means the date
occurring one (1) year after (check one):

                                     __     the Date of Option Grant.

                                     __     ____________________, 19 __.

                           (f)      "VESTED RATIO" means, on any relevant date,
the ratio determined as follows:

                                                                   Vested Ratio
                                                                   ------------
Prior to Initial Vesting Date                                            0

On Initial Vesting Date, provided the                                  1/4
Optionee's Service is continuous from the
later of the Date of Option Grant or the
Optionee's Service commencement date until
the Initial Vesting Date

Plus

For each full month of the Optionee's                                 1/48
continuous Service from the Initial Vesting
Date until the Vested Ratio equals 1/1, an
additional

The Company may make a pro rata reduction in the Vested Ratio to account for any periods of part-time Service by the Optionee.

                           (g)      "OPTION EXPIRATION DATE" means the date ten
(10) years after the Date of Option Grant.

                           (h)      "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                           (i)      "CODE" means the Internal Revenue Code of
1986, as amended, and any applicable regulations promulgated thereunder.

                           (j)      "COMMITTEE" means the Compensation Committee
or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                           (k)      "COMPANY" means McAfee Associates, Inc., a
Delaware corporation, or any successor corporation thereto.

                           (l)      "CONSULTANT" means any person, including an
advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                           (m)      "DIRECTOR" means a member of the Board or of
the board of directors of any other Participating Company.

                           (n)      "DISABILITY" means the permanent and total
disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                           (o)      "EMPLOYEE" means any person treated as an
employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose.

                           (p)      "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                           (q)      "FAIR MARKET VALUE" means, as of any date,
the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                           (r)      "INSIDER" means an officer or a Director of
the Company or any other person whose transactions in Stock are subject to
Section 16 of the Exchange Act.

                           (s)      "PARENT CORPORATION" means any present or
future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                           (t)      "PARTICIPATING COMPANY" means the Company or
any Parent Corporation or Subsidiary Corporation.

                           (u)      "PARTICIPATING COMPANY GROUP" means, at any
point in time, all corporations collectively which are then Participating Companies.

                           (v)      "PLAN" means the McAfee Associates, Inc.
1995 Stock Incentive Plan.

                           (w)      "RULE 16B-3" means Rule 16b-3 as promulgated
under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                           (x)      "SECURITIES ACT" means the Securities Act of
1933, as amended.

                           (y)      "SERVICE" means the Optionee's employment or
service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                           (z)      "STOCK" means the common stock, par value
$0.01, of the Company, as adjusted from time to time in accordance with Section
9.

                           (aa)     "SUBSIDIARY CORPORATION" means any present
or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular. Use of the term "or" is intended to include the conjunctive as well as the disjunctive.

         2. TAX STATUS OF THE OPTION. This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

         3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.       EXERCISE OF THE OPTION.

                  4.1      RIGHT TO EXERCISE.

                           (a)      Except as otherwise provided herein, the
Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

                           (b)      Notwithstanding the foregoing, in the event
that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Plan or the grant of the Option to comply with the requirements of Rule 16b-3, the Option shall not be exercisable prior to such stockholder approval if the Optionee is an Insider, unless the Board, in its sole discretion, approves the exercise of the Option prior to such stockholder approval.

                  4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and (ii) an executed copy, if required herein, of the then current form of security agreement referenced below. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreement.

                  4.3      PAYMENT OF EXERCISE PRICE.

                           (a)      FORMS OF PAYMENT AUTHORIZED.  Except as
otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price,
(iii) by means of a Same-Day Sale, as defined in Section 4.3(c), (iv) in the Company's sole discretion at the time the Option is exercised, by cash for a portion of the aggregate Exercise Price not less than the par value of the shares being acquired and the Optionee's promissory note for the balance of the aggregate Exercise Price, or (v) by any combination of the foregoing.

                           (b)      TENDER OF STOCK. Notwithstanding the
foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                           (c)      SAME-DAY SALE. A "SAME-DAY SALE" means the
assignment in a form acceptable to the Company of the proceeds of a sale of some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

                           (d)      PAYMENT BY PROMISSORY NOTE. No promissory
note shall be permitted if an exercise of the Option using a promissory note would be a violation of any law. Unless otherwise specified by the Board at the time the Option is granted, the promissory note permitted in clause (iv) of
Section 4.3(a) shall be a full recourse note in a form satisfactory to the Company, with principal payable in equal annual installments with the last installment due five (5) years after the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of Stock acquired pursuant to the then current form of security agreement as approved by the Company. At any time the Company is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's Service with the Participating Company Group for any reason, with or without cause.

                  4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

                  4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Same-Day Sale, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                  4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. NONTRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date,
(b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Transfer of Control to the extent provided in Section 8.

         7.       EFFECT OF TERMINATION OF SERVICE.

                  7.1      OPTION EXERCISABILITY.

                           (a)      DISABILITY.  If the Optionee's Service with
the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                           (b)      DEATH.  If the Optionee's Service with the
Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within ninety (90) days after the Optionee's termination of Service.

                           (c)      OTHER TERMINATION OF SERVICE.  If the
Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within ninety (90) days (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                  7.2 ADDITIONAL LIMITATIONS ON OPTION EXERCISE. Except as the Company and the Optionee otherwise agree, exercise of the Option pursuant to
Section 7.1 following termination of the Optionee's Service may not be made by delivery of a promissory note as provided in Section 4.3(a).

                  7.3 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                  7.4 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale, within the applicable time periods set forth in Section 7.1, of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

                  7.5 LEAVE OF ABSENCE. For purposes of Section 7.1, the Optionee's Service with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of such leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company (or required by law), a leave of absence shall not be treated as Service for purposes of determining the Optionee's Vested Ratio.

         8.       OWNERSHIP CHANGE AND TRANSFER OF CONTROL.

                  8.1      DEFINITIONS.

                           (a)      An "OWNERSHIP CHANGE" shall be deemed to
have occurred in the event any of the following occurs with respect to the
Company:

                                    (i)     the direct or indirect sale or
exchange by the stockholders of the Company of all or substantially all of the voting stock of the Company;

                                    (ii)    a merger or consolidation in which
the Company is a party;

                                    (iii)   the sale, exchange, or transfer of
all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more corporations (the "TRANSFEREE CORPORATION(S)") wherein the stockholders of the Company immediately before such sale, exchange, or transfer retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which owns the Transferee Corporation(s) either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Transferee Corporation(s) immediately after such event); or

                                    (iv)    a liquidation or dissolution of the
Company.

                           (b)      A "TRANSFER OF CONTROL" shall mean

                                    (i)      an Ownership Change described in
Sections 8.1(a)(i) or 8.1(a)(ii) wherein the stockholders of the Company immediately before such Ownership Change do not retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such Ownership Change, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which, as a result of such Ownership Change, owns the Company either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Company immediately after such Ownership Change; or

                                    (ii)     an Ownership Change described in
Sections 8.1(a)(iii) or 8.1(a)(iv).

                  8.2 EFFECT OF TRANSFER OF CONTROL ON OPTION. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), shall either assume the Company's rights and obligations under the Option or substitute a substantially equivalent option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under the Option or substitute for the Option in connection with the Transfer of Control, any unexercised portion of the Option shall be immediately exercisable and vested in full as of the date ten (10) days prior to the Transfer of Control, and the Company shall provide the Optionee with at least ten (10) days advance written notice of the pending Transfer of Control prior to the consummation thereof. Any exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. If the corporation the stock of which is subject to the Option immediately prior to the Transfer of Control is the surviving or continuing corporation in an Ownership Change described in Section 8.1(a)(i), the Option shall be deemed to have been assumed by the Acquiring Corporation for purposes of this Option Agreement.

         9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option.

         10. RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         11.      ESCROW.

                  11.1 ESTABLISHMENT OF ESCROW. To ensure that shares securing any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of a security agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. The Company shall bear the expenses of the escrow.

                  11.2 DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after full repayment of any promissory note secured by the shares in escrow, the agent shall deliver to the Optionee the shares no longer securing any promissory note.

         12. STOCK DIVIDENDS SUBJECT TO OPTION AGREEMENT. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to any security interest held by the Company with the same force and effect as the shares subject to such security interest immediately before such event.

         13. LEGENDS. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         14. BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         15. TERMINATION OR AMENDMENT. The Board may terminate or amend the Plan or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

         16. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         17. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                               MCAFEE ASSOCIATES, INC.



                                               By:

                                               Title:




         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

                                               OPTIONEE

Date: